SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                                February 2, 2000


                    USA GROUP SECONDARY MARKET SERVICES, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                   333-77301                35-1872185
   ---------------------------   ----------------------        ------------
   State or other jurisdiction   Commission File Number        IRS Employer
         of incorporation                                  Identification Number


             30 South Meridian Street, Indianapolis, Indiana 46204-3503
            -----------------------------------------------------------
                     Address of principal executive offices



   Registrant's telephone number, including area code  (317) 951-5526
                                                       --------------

Item 1.   Not Applicable

Item 2.   Not Applicable

Item 3.   Not Applicable

Item 4.   Not Applicable

Item 5. The Registrant hereby submits the following documents in relation to the SMS Student Loan Trusts with respect to risk weight letters:

          1.  20% Risk Weight Final Press Release dated February 2, 2000
          2.  20% Risk Weight Letter - Federal Reserve System
          3.  20% Risk Weight Letter - FDIC
          4.  20% Risk Weight Letter - Comptroller of the Currency
          5.  20% Risk Weight Letter - Office of Thrift Supervision
          6.  20% Risk Weight Letter - Financial Services Authority, UK
          7.  20% Risk Weight Letter - Bundesaufsichtsamt Fur Das Kredit
          8.  20% Risk Weight Letter - De Nederlandsche Bank, Amsterdam

Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   USA GROUP SECONDARY MARKET SERVICES, INC.
                                   as originator of the Trust (Registrant)


                                   By:  /S/  Cheryl E. Watson
                                        ----------------------------------
                                        Cheryl E. Watson
                                        Senior Vice President and
                                        Chief Financial Officer

Date:  February 2, 2000

                                 EXHIBIT INDEX

Exhibit No.
-----------

EX - 99.1 Final Press Release dated February 2, 2000 with respect to risk weight letters
EX - 99.2 20% Risk Weight Letter - Federal Reserve System
EX - 99.3 20% Risk Weight Letter - FDIC
EX - 99.4 20% Risk Weight Letter - Comptroller of the Currency
EX - 99.5 20% Risk Weight Letter - Office of Thrift Supervision
EX - 99.6 20% Risk Weight Letter - Financial Services Authority, UK
EX - 99.7 20% Risk Weight Letter - Bundesaufsichtsamt Fur Das Kreditwesen
EX - 99.8 20% Risk Weight Letter - De Nederlandsche Bank, Amsterdam